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                                                                  EXHIBIT  10.33


                                 AMENDMENT NO. 1

                                     TO THE

                    LIMITED TERM FIRM POWER SUPPLY AGREEMENT

                                     BETWEEN

                         RAVENSWOOD ALUMINUM CORPORATION

                                       AND

                               OHIO POWER COMPANY



                                                                JANUARY 13, 1997
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                             AMENDMENT NO. 1 TO THE
                    LIMITED TERM FIRM POWER SUPPLY AGREEMENT
                     BETWEEN RAVENSWOOD ALUMINUM CORPORATION
                    AND OHIO POWER COMPANY DATED JULY 1,1996

THIS AMENDMENT NO. 1 TO THE LIMITED TERM FIRM POWER SUPPLY AGREEMENT ("Amendment") is entered into as of January , 1997 by and between Ohio Power Company, an Ohio Corporation ("Ohio") and Ravenswood Aluminum Corporation, a Delaware corporation ("RAC").

                                    RECITALS

         A. Ohio and RAC signed a Limited Term Firm Power Supply Agreement ("Agreement") dated July 1, 1996 and submitted the Agreement for approval by the Public Utilities Commission of Ohio ("Commission") in Case No. 96-628-EL-AIR;

         B. By the Commission's Finding And Order dated October 3, 1996, and confirmed by its Entry On Rehearing dated November 26, 1996 in this same proceeding, the Commission approved the Agreement, except that the Commission reserved for the future the treatment of stranded costs which may arise under the Agreement and did not permit the parties to condition retail transmission service upon whether providing such service to RAC obligated Ohio to provide such service to any other retail customer(s) of Ohio;

         C. Ohio and RAC desire to amend the Agreement to address the treatment of specific and narrowly defined stranded cost exposure pursuant to Section 7.01 of the Agreement and to clarify the limited conditions under which transmission service under Section 7.02 of the Agreement,while permitted by law, is not required to be provided;

         D. Ohio and RAC intend to address the Commission's concerns regarding Sections 7.01 and 7.02 and restore the balance of the transaction.

         E. Pursuant to Section 7.03, either party could elect to terminate the Agreement within six months following such regulatory action or within six months after final judgment is rendered; however, in lieu of termination, the parties have agreed to the following modifications to the Agreement to reflect the effect of Commission's decision and to re-establish the balance of the transaction.

THE PARTIES AGREE as follows:

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1.       That SECTION 1.01, ALPHABETICAL LIST OF DEFINITIONS, be amended by adding the following term:

         MUSKINGUM MINE means the aggregate of the coal reserves in the South Cumberland Coal Field, the North Cumberland Coal Field and that portion of the East Cumberland Coal Field which lies in Sharon Township, as more fully described in Section 7.01(1) of the 1968 Agreement, and the associated mining plant and facilities.

2. That SECTION 7.01, TERM OF AGREEMENT, be replaced in its entirety by the following provision, where stricken text from the existing provision is shown by strike marks and text to be added is shown in bold:


                  This Agreement shall become effective on the Effective Date and, unless terminated in accordance with the provisions of Section 7.03, the term of this Agreement shall extend until July 31, 2003. At the end of the term, RAC agrees to relieve Ohio of any obligation Ohio may have to provide electric service to the Ravenswood Plant so long as, pursuant to Section 7.02, Ohio provides transmission service after termination or RAC makes alternative supply arrangements. (Strike marks begin) [Ohio agrees that Ohio will not seek to impose specifically upon RAC and Ohio agrees RAC shall not be responsible to pay to Ohio any stranded costs or stranded investment charge which is based on prior purchases by RAC from Ohio and the investment in Muskingum River Station and/or Ohio Transmission Facilities being no longer used and useful in serving RAC as a result of RAC obtaining service from a third party source.] (Strike marks end)


         IF RAC ELECTS TO RECEIVE POWER FROM A THIRD PARTY UPON THE TERMINATION OF THIS AGREEMENT, RAC SHALL BE RESPONSIBLE FOR ANY STRANDED COSTS OR STRANDED INVESTMENT TO THE SAME EXTENT ANY SUCH COST MAY BE IMPOSED UPON ANY OTHER OHIO RETAIL CUSTOMER WHICH ELECTS TO RECEIVE ELECTRIC SERVICE FROM A THIRD PARTY SOURCE, SUBJECT TO THE FOLLOWING LIMITATION. DUE TO RAC'S UNIQUE HISTORICAL RECEIPT OF SERVICE FROM THE DEDICATED FACILITIES OF THE MUSKINGUM MINE, MUSKINGUM RIVER STATION, AND OHIO TRANSMISSION FACILITIES, AS THOSE TERMS ARE DEFINED HEREIN, WHICH DEDICATED SERVICE RELATIONSHIP WAS THE BASIS FOR THE PRICING SET FORTH HEREIN, RAC SHALL NOT BE RESPONSIBLE TO PAY OHIO A STRANDED INVESTMENT COST OR CHARGE WHICH IS COMPRISED SOLELY OF THAT PORTION OF OHIO'S INVESTMENT IN MUSKINGUM MINE, MUSKINGUM RIVER STATION, AND OHIO TRANSMISSION FACILITIES DEDICATED TO SERVING RAC UNDER THIS AGREEMENT.

3. That SECTION 7.02, TRANSMISSION SERVICE AFTER TERMINATION, be replaced in its entirety by the following provision, where stricken text from the existing provision is shown by strike marks and text to be added is shown in bold:

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                  1. Following the end of the term, and as provided in paragraph
         4 of Section 7.03 and paragraph 2 of Section 7.04, Ohio and the AEP System agree to provide transmission for electric power and ancillary services purchased by RAC from any sellers to the Ravenswood Plant across the transmission system of the AEP System, including then existing Ohio Transmission Facilities, to the extent permitted by law, under such rates, terms and conditions as filed with the Federal Energy Regulatory Commission for comparable service or in accordance with any future laws enacted by the State of Ohio or future regulations duly adopted by the Public Utilities Commission of Ohio. (Strike marks begin) [so long as Ohio's provision of transmission service to RAC does not obligate Ohio to provide such service to any other retail customer(s) of Ohio.] (Strike marks end) To the extent permitted by law, such transmission may be provided directly to RAC or to an entity designated by RAC which will deliver the electric power to the Ravenswood Plant. IF THE PROVISION OF TRANSMISSION SERVICE TO RETAIL CUSTOMER(S) IS DISCRETIONARY UNDER SUCH LAW AND PROVIDING TRANSMISSION SERVICE TO RAC UNDER THIS AGREEMENT OBLIGATES OHIO TO PROVIDE THE SAME SERVICE TO ANY OTHER SIMILARLY SITUATED CUSTOMER(S) ON A NON-DISCRIMINATORY BASIS, OHIO MAY ELECT NOT TO PROVIDE RETAIL TRANSMISSION SERVICE TO RAC.

                  2. If transmission service is not lawfully permitted or if Ohio is required to provide transmission service to other retail customer(s) as a result of offering said transmission service to RAC, the parties agree to negotiate in good faith for the provision of retail electric service to the Ravenswood Plant. If Ohio is not obligated to provide transmission service to RAC because Ohio would be required to provide transmission service to other retail customer(s) as a result of offering said service to RAC, then RAC shall have the unilateral right to extend the term of this Agreement for up to an additional eighteen months from the date this Agreement otherwise expired until such time as a) the parties negotiate a replacement agreement, b) Ohio provides transmission service to RAC, or c) RAC makes alternative supply arrangements, whichever occurs first. Ohio may elect to extend this Agreement by two years, until July 31, 2005, if Ohio's provision of transmission service to RAC obligates Ohio to provide such service to any other retail customer(s) of Ohio.
                  3. With respect to RAC's right to make alternative supply arrangements under Section 7.0 (Strike marks begin) [3] (Strike marks end) 2(2)(c), Ohio and American Electric Power System will not oppose a supply arrangement whereby any person or entity, whether affiliated with RAC or not, engages in a wholesale purchase of electricity to be sold to RAC at retail, provided that any such arrangement a) is formed in accordance with any applicable laws, rules, and regulations, b) does not provide electric service to any customer(s) of Ohio or American Electric Power System, and c) does not impose an obligation upon Ohio or American Electric Power


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         Service Corporation to extend such a supply arrangement to other customers as a result of not opposing this arrangement with RAC. Ohio will provide transmission service to such person or entity in accordance with Section 7.02, paragraph (1) above.

4. That a typographical error in Section 7.03, Subsection (4) be corrected by changing the date of "July 1, 1988" to "July 1, 1998".

5. Upon approval of this Amendment No. 1 by the Commission, the parties agree to dismiss any appeal of the Commission's decisions approving the Agreement and agree to be bound by the Agreement, as amended hereunder, and waive any rights to terminate this Agreement under Section 7.03 based on the Commission's Finding And Order and Entry On Rehearing in Case No. 96-628-EL-AEC.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year last below written.

                                          OHIO POWER COMPANY

                                          BY:/s/   WILLIAM J. LHOTA
                                             -----------------------------------
                                                      (President & COO)

Date: As of January 27, 1997

                                          RAVENSWOOD ALUMINUM CORPORATION

                                          BY:/s/   GERALD J. KITCHEN
                                             -----------------------------------
                                                       (Vice President)

Date: As of January 24, 1997

The signature of American Electric Power Company, Inc. is binding upon it only with respect to the obligations imposed by Article Seven, Section 7.02, subsections (1) and (3).

                                          AMERICAN ELECTRIC POWER COMPANY,INC.

                                          BY:/s/   J. P. MALONEY
                                             -----------------------------------
                                                      (Vice President)

Date: As of January 27, 1997

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